EXHIBIT 99.3

                                ESSEX CORPORATION

                                       AND

                       COMPUTER SCIENCE INNOVATIONS, INC.

                   PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

INTRODUCTION

Pursuant to an Agreement and Plan of Merger dated as of April 28, 2004 by and among Essex Corporation, its wholly-owned subsidiary ("Merger Sub"), Computer Science Innovations, Inc., a Florida corporation ("CSI"), and Computer Science Innovations Employee Stock Ownership Plan, Merger Sub was merged with and into CSI with CSI as the surviving corporation (the "Merger"). The merger became effective as of April 30, 2004.

Pro forma financial information, prepared as if the transaction was consummated on December 29, 2002 (the beginning of the Company's 52-week fiscal year), is presented as follows.

           1. Pro Forma Consolidated Statement of Operations for the Fiscal Year Ended December 28, 2003 (unaudited)

           2. Pro Forma Consolidated Statement of Operations for the quarterly period ended March 28, 2004 (unaudited)

           3. Pro Forma Consolidated Balance Sheet as of March 28, 2004 (unaudited)

           4.   Notes to Pro Forma Financial Information (unaudited)

ESSEX CORPORATION                                                                                                       UNAUDITED
and COMPUTER SCIENCE INNOVATIONS, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE FIFTY-TWO WEEK FISCAL YEAR ENDED
DECEMBER 28, 2003
UNAUDITED
                                                                                                      Pro Forma
                                                            HISTORICAL                              Adjustments         Pro Forma
                                                     ESSEX              CSI           TOTAL        & Eliminations     Adjusted Total
                                               --------------   -------------    -------------    ---------------     --------------

Revenues                                       $  16,286,210    $   8,170,889    $  24,457,099    $           -       $  24,457,099
Cost of goods sold and services provided         (10,388,831)      (4,501,860)     (14,890,691)               -         (14,890,691)
                                               -------------    -------------    -------------    -------------       -------------
    Gross Margin                                   5,897,379        3,669,029        9,566,408                -           9,566,408

Selling, general and administrative expenses      (4,905,475)      (2,577,712)      (7,483,187)         (12,000) E1      (7,495,187)
Research and development                            (403,051)               -         (403,051)               -            (403,051)
Amortization of other intangibles                   (380,608)               -         (380,608)        (526,000) E1        (906,608)
                                               -------------    -------------    -------------    -------------       -------------

Operating Profit (Loss)                              208,245        1,091,317        1,299,562         (538,000)            716,562

Interest (expense) income, net                       (68,653)           4,021          (64,632)               -             (64,632)
                                               -------------    -------------    -------------    -------------       -------------

Income (Loss) Before Income Taxes                    139,592        1,095,338        1,234,930         (538,000)            696,930

Provision for income taxes                                 -          406,100          406,100         (406,100) E2               -
                                               -------------    -------------    -------------    -------------       -------------

Net Income (Loss)                              $     139,592    $     689,238    $     828,830         (131,900) D3   $     696,930
                                               =============    =============    =============    =============       =============

Basic Earnings (Loss) Per Common Share         $        0.02                                                          $        0.08
                                               =============                                                          =============

Diluted Earnings (Loss) Per Common Share       $        0.01                                                          $        0.07
                                               =============                                                          =============

Weighted Average Number of Essex Shares
 Outstanding

Basic                                              8,706,498                                                              8,706,498

Effect of dilution-
      Stock Options                                1,091,456                                                              1,091,456

Diluted                                            9,797,954                                                              9,797,954
                                               =============                                                          =============

The accompanying notes are an integral part of these statements.

ESSEX CORPORATION                                                                                                       UNAUDITED
and COMPUTER SCIENCE INNOVATIONS, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THIRTEEN WEEK PERIOD ENDED
MARCH 28, 2004
UNAUDITED
                                                                                                      Pro Forma
                                                            HISTORICAL                              Adjustments         Pro Forma
                                                     ESSEX              CSI           TOTAL        & Eliminations     Adjusted Total
                                               --------------   -------------    -------------    ---------------     --------------

Revenues:
   Services and products                       $   8,268,551    $   1,523,818    $   9,792,369    $           -       $   9,792,369
   Purchsed hardware                               5,972,554                -        5,972,554                -           5,972,554
                                               -------------    -------------    -------------    -------------       -------------
    Total                                         14,241,105        1,523,818       15,764,923                -          15,764,923


Cost of goods sold and services provided
   Services and products                          (6,135,003)        (965,674)      (7,100,677)               -          (7,100,677)
   Purchsed hardware                              (5,860,082)               -       (5,860,082)               -          (5,860,082)
                                               -------------    -------------    -------------    -------------       -------------
    Total                                        (11,995,085)        (965,674)     (12,960,759)               -         (12,960,759)

    Gross Margin                                   2,246,020          558,144        2,804,164                -           2,804,164


Selling, general and administrative expenses      (1,834,290)        (625,266)      (2,459,556)          (3,000) E1      (2,462,556)
Research and development                            (140,459)               -         (140,459)         (69,000) E1        (209,459)
Amortization of other intangibles                    (35,141)               -          (35,141)               -             (35,141)
                                               -------------    -------------    -------------    -------------       -------------

Operating Profit (Loss)                              236,130          (67,122)         169,008          (72,000)             97,008

Interest (expense) income, net                        75,721            1,065           76,786                -              76,786
                                               -------------    -------------    -------------    -------------       -------------

Income (Loss) Before Income Taxes                    311,851          (66,057)         245,794          (72,000)            173,794

Provision for (benefit from) income taxes                  -          (24,500)         (24,500)          24,500  E2               -
                                               -------------    -------------    -------------    -------------       -------------

Net Income (Loss)                              $     311,851    $     (41,557)    $    270,294          (96,500) D3   $     173,794
                                               =============    =============    =============    =============       =============

Basic Earnings (Loss) Per Common Share         $        0.02                                                          $        0.01
                                               =============                                                          =============

Diluted Earnings (Loss) Per Common Share       $        0.02                                                          $        0.01
                                               =============                                                          =============

Weighted Average Number of Essex Shares Outstanding

Basic                                             15,006,168                                                             15,006,168

Effect of dilution-
      Stock Options                                1,407,023                                                              1,407,023

Diluted                                           16,413,191                                                             16,413,191
                                               =============                                                          =============

The accompanying notes are an integral part of these statements.


                       ESSEX CORPORATION                                                                                UNAUDITED
              AND COMPUTER SCIENCE INOVATIONS, INC.
              PRO FORMA CONSOLIDATED BALANCE SHEET
                    AS OF MARCH 28, 2004
                           UNAUDITED


                                                                                                 PRO FORMA
                                                          HISTORICAL                           ADJUSTMENTS         PRO FORMA
                                                    ESSEX            CSI          TOTAL      & ELIMINATIONS      ADJUSTED TOTAL
                                               -------------   -------------   ------------  --------------      --------------
                             ASSETS
                             ------
CURRENT ASSETS
Cash                                           $  29,512,904   $   1,737,120   $ 31,250,024   $  (8,225,000) D1   $ 21,425,024
                                                                                                 (1,600,000) D4

Accounts receivable, net                           9,858,983       1,073,933     10,932,916               -         10,932,916

Refundable income taxes                                    -          95,360         95,360         406,100  E2        476,960
                                                                                                    (24,500) E2

Prepayments and other                                529,074          23,687        552,761       1,087,876  D1      1,640,637

                                               -------------   -------------   ------------   -------------       ------------
  Total Current Assets                            39,900,961       2,930,100     42,831,061      (8,355,524)        34,475,537
                                               -------------   -------------   ------------   -------------       ------------
PROPERTY AND EQUIPMENT
Computers and special equipment                    1,327,126               -      1,327,126          24,000  D1      1,351,126
Furniture, equipment and other                       258,987         642,716        901,703               -            901,703
                                               -------------   -------------   ------------   -------------       ------------
                                                   1,586,113         642,716      2,228,829          24,000          2,252,829
Accumulated depreciation and amortization         (1,159,759)       (504,682)    (1,664,441)        (12,000) E1     (1,679,441)
                                                                                                     (3,000) E1
                                               -------------   -------------   ------------   -------------       ------------
                                                     426,354         138,034        564,388           9,000            573,388
                                               -------------   -------------   ------------   -------------       ------------
OTHER ASSETS
Patents, net                                         327,231               -        327,231               -            327,231

Goodwill                                           2,998,000               -      2,998,000      5,506,000   D1      8,504,000

Other intangibles                                     15,000               -         15,000        724,000   D1        144,000
                                                                                                  (526,000)  E1
                                                                                                   (69,000)  E1

Investment in CSI                                          -               -              -      8,225,000   D1              -
                                                                                                (8,225,000)  D2

Other                                                 34,056          15,429        49,485               -              49,485
                                               -------------   -------------   -----------   -------------        ------------
                                                   3,374,287          15,429     3,389,716       5,635,000           9,024,716
                                               -------------   -------------   -----------   -------------        ------------

TOTAL ASSETS                                   $  43,701,602   $   3,083,563   $46,785,165   $  (2,711,524)       $ 44,073,641
                                               =============   =============   ===========   =============        ============


                       ESSEX CORPORATION                                                                          UNAUDITED
           AND COMPUTER SCIENCE INNOVATIONS, INC.
              PRO FORMA CONSOLIDATED BALANCE SHEET
                    AS OF MARCH 28, 2004
                           UNAUDITED


                                                                                                 PRO FORMA
                                                          HISTORICAL                           ADJUSTMENTS         PRO FORMA
                                                    ESSEX            CSI          TOTAL      & ELIMINATIONS      ADJUSTED TOTAL
                                               -------------   -------------   -----------   --------------      --------------
LIABILITIES AND STOCKHOLDERS' EQUITY               AUDITED        UNAUDITED

CURRENT LIABILITIES
Accounts payable                               $   3,642,948   $      37,819   $ 3,680,767   $            -      $    3,680,767
Accrued wages and vacation                           807,304         465,025     1,272,329                -           1,272,329
Accrued retirement                                   162,511               -       162,511                -             162,511
Billings in excess of costs                          425,000           4,559       429,559                -             429,559
Deferred income taxes                                      -          17,000        17,000                -              17,000
Other accrued expenses                               302,705          76,036       378,741                -             378,741
                                               -------------   -------------   -----------   --------------      --------------
   Total Current Liabilities                       5,340,468         600,439     5,940,907                -           5,940,907
                                               -------------   -------------   -----------   --------------      --------------

SHAREHOLDERS' EQUITY

Common stock (Note C)                             50,308,053          35,390    50,343,443          (30,390) D2      50,308,053
                                                                                                     (5,000) D4

Additional paid-in capital                         2,000,000       1,172,437     3,172,437        7,341,876  D1       2,000,000
                                                                                                 (7,341,876) D2
                                                                                                 (1,172,437) D4

Accumulated retained earnings (deficit)          (13,946,919)      1,548,467   (12,398,452)         (96,500) D3     (14,175,319)
                                                                                                   (131,900) D3
                                                                                                 (1,125,904) D2
                                                                                                   (422,563) D4

Less:  Treasury stock                                      -        (273,170)     (273,170)         273,170  D2               -
                                               -------------   -------------   -----------   --------------      --------------
Total Shareholders' Equity                        38,361,134       2,483,124    40,844,258       (2,711,524)         38,132,734
                                               -------------   -------------   -----------   --------------      --------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $  43,701,602   $   3,083,563   $46,785,165   $   (2,711,524)     $   44,073,641
                                               =============   =============   ===========   ==============      ==============

The accompanying notes are an integral part of this statement.

                               ESSEX CORPORATION
                                      AND
                       COMPUTER SCIENCE INNOVATIONS, INC.
              NOTES TO PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

Note A:  Historical Information

The financial information shown for Essex Corporation (Company) represents the information from the Company's 2003 Form 10-K for the fiscal year ended December 28, 2003 and from the 2004 Form 10-Q for the quarterly period ended March 28, 2004.

The financial information for Computer Science Innovations, Inc. (CSI) was derived from its audited information for its fiscal years ended March 31, 2004 and 2003 as well as unaudited internal financial information for the three month periods ended March 31, 2004 and 2003.

Note B:  Agreement to acquire Computer Science Innovations, Inc. (CSI)

Effective as of April 30, 2004, under an Agreement and Plan of Merger between the Company and CSI, all of the outstanding stock of CSI was acquired by Essex. Under the terms of the Agreement, the Company paid $8,125,000 in cash.

Note C:  Common Stock

Essex common stock is no par value with 25 million shares authorized. For historical purposes, there were 7,790,398 shares issued and outstanding at December 29, 2002 and 15,241,257 at December 28, 2003. There were 9,797,954 and
16,413,191 diluted weighted average common shares outstanding during fiscal 2003 and in the first quarter of 2004, respectively.

Note D:  Pro Forma Consolidated Balance Sheet

The pro forma consolidated balance sheet has been prepared on the basis of the following assumptions:

     (1) Essex paid $8.125 million from the proceeds of a secondary offering that was completed in December 2003. In addition, the Company incurred approximately $100,000 of expenses in connection with this transaction. Since this transaction is accounted for as a purchase, the combined entities recognized intangible assets of approximately $6,230,000. Of this amount, approximately $642,000 was assigned to amortizing items such as contracts backlog and proposals. There was approximately $82,000 assigned to items such as employment agreements and intellectual property. The remaining amount of approximately $5,506,000 is goodwill. Such intangible assets and goodwill are recognized as adjustments on the balance sheet. An additional $24,000 was recorded as a fair value adjustment to the property and equipment acquired. The Company recorded a pro forma adjustment of $1,088,000 to prepayments and other to recognize the increase in the net book value between the March 28, 2004 pro forma balance sheet date and the actual date of the merger, April 30, 2004.

     (2) In the stockholders' equity section, the CSI equity balances as of the date of acquisition have been eliminated.

                               ESSEX CORPORATION
                                      AND
                       COMPUTER SCIENCE INNOVATIONS, INC.
              NOTES TO PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


     (3) The pro forma income statement adjustment results for the fiscal year ended December 28, 2003 and for the quarter ended March 28, 2004 are carried forward as adjustments to retained deficit.

     (4) On April 30, 2004, CSI redeemed certain shares of its stock in connection with the acquisition for cash of approximately $1.6 million.

Note E:  Pro Forma Consolidated Statements of Operations (Unaudited)

The Pro Forma Consolidated Statements of Operations have been prepared on the basis of the following assumptions:

     (1) The amortizable intangible assets of approximately $724,000 were primarily related to contract backlog and proposals which have a short (backlog less than one year, proposals average approximately one year) life. Backlog was completely amortized in 2003 and proposals amortized 50% in 2003 and 25% in the first quarter of 2004. Property and equipment amortization of the fair value adjustment was $12,000 in 2003 and $3,000 in the first quarter of 2004.

     (2) Income tax benefit has been recognized or eliminated on the basis that the entities will file a consolidated return. Essex has net operating loss carryforwards which are expected to be available to offset taxable operating income generated from this transaction. At this time, Essex fully adjusts its deferred tax asset valuation account to eliminate the recognition of its deferred tax asset.

The CSI audited Statement of Income for its fiscal year ended March 31, 2004 was adjusted to be included in the Pro Forma Consolidated Statement of Operations for the fifty-two week fiscal year ended December 28, 2003 to conform to the Essex fiscal year. The CSI statement of income was adjusted to exclude the information for the period January 1 to March 31, 2004 and to include the comparable period for 2003. The Company also reclassified certain CSI overhead expenses from cost of goods sold and services provided to selling, general and administrative expenses in order to conform to the Company's historical financial statement presentation.